UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2020

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BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

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California	0-21423	33-0485615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7755 Center Avenue, Suite 300

Huntington Beach, California 92647

(Address of Principal Executive Offices) (Zip Code)

(714) 500-2400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, BJ's Restaurants, Inc., a California corporation (the "Registrant" or the "Company"), announced its financial results for the first quarter ended March 31, 2020. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

On May 5, 2020, the Company completed the previously announced sale of $70 million of its common stock to Act III Holdings, LLC ("Act III") and to certain funds and accounts advised by T. Rowe Price Associates, Inc., acting as investment adviser (collectively with Act III, "the investors"). The investors purchased a total of 3,500,000 shares of the Company's common stock for $20.00 per share in a private placement under Section 4(2) of the Securities Act of 1933, as amended. The Company also issued to Act III a five year warrant to purchase 875,000 shares of our common stock with an exercise price of $27.00 per share.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated May 7, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.

Date: May 7, 2020	By:	/s/ GREGORY A. TROJAN
Gregory A. Trojan
Chief Executive Officer and Director (Principal Executive Officer)

Date: May 7, 2020	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin
President, Chief Financial Officer and Secretary (Principal Financial Officer)